UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2011

Orthofix International N.V.

(Exact name of Registrant as specified in its charter)

Curacao	0-19961	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Abraham de Veerstraat Curacao	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 011-59-99-465-8525

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual General Meeting of Shareholders of the Company was held on August 16, 2011. The total number of common shares eligible to vote as of the record date, June 30, 2011, was 18,238,738 and pursuant to the Company’s Articles of Association, 9,119,369 shares were required to be present or represented at the meeting to constitute a quorum. The total number of common shares present or represented at the meeting was 16,429,290, and a quorum therefore existed.

At the Annual General Meeting:

1.	Election of Board of Directors. The following persons were elected by a plurality of the votes cast at the meeting as Directors of the Company for a one year term expiring at the Annual General Meeting in 2012:

Name	Votes For	Votes Withheld	Broker Non-Votes
James F. Gero	15,471,928	123,459	833,903
Guy J. Jordan	15,123,078	472,309	833,903
Michael R. Mainelli	15,416,086	179,301	833,903
Alan W. Milinazzo	15,471,218	124,169	833,903
Maria Sainz	15,080,893	514,494	833,903
Davey S. Scoon	15,475,872	119,515	833,903
Robert S. Vaters	15,478,362	117,025	833,903
Walter P. von Wartburg	15,477,580	117,807	833,903
Kenneth R. Weisshaar	13,645,224	1,950,163	833,903

2.	Approval of Financial Statements for the Year Ended December 31, 2010. The Company’s balance sheet and income statement at and for the year ended December 31, 2010 were approved by a vote of (i) 16,370,112 in favor, (ii) 35,031 against, and (iii) 24,147 abstaining.

3.	Ratification of the Selection of Ernst & Young LLP. The selection of Ernst & Young LLP to act as the independent registered public accounting firm for the Company and its subsidiaries for the fiscal year ending December 31, 2011 was ratified by a vote of (i) 15,985,360 in favor, (ii) 442,152 against, and (iii) 1,778 abstaining.

4.	Advisory and Non-Binding Resolution on Executive Compensation. The advisory and non-binding resolution on executive compensation was approved by a vote of (i) 15,263,772 in favor, (ii) 137,039 against, (iii) 194,576 abstaining, and (iv) 833,903 broker non-votes.

5.	Advisory and Non-Binding Vote on the Frequency of Future Advisory Votes on Executive Compensation. Shareholders conducted an advisory and non-binding vote on the frequency of future advisory and non-binding votes on executive compensation. The results of the vote were as follows: (i) 13,256,594 for “every year”, (ii) 38,309 for “every two years”, (iii) 2,106,987 for “every three years”, (iv) 193,497 abstaining, and (v) 833,903 broker-non votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orthofix International N.V.

By:	/s/ Brian McCollum
Brian McCollum Chief Financial Officer and Senior Vice President of Finance

Date: August 17, 2011